Exhibit 21.1

SUBSIDIARIES OF WILLIS GROUP HOLDINGS PLC

Company	Country of
Name	Registration

AF Willis Bahrain E.C.	Bahrain
AF Willis Bahrain W.L.L.	Bahrain
Al-Futtaim Willis Co. L.L.C.	Dubai
Amabubesi Consulting Services	South Africa
Anclamar S.A.	Spain
Asesorauto 911, C.A.	Venezuela
Asifina S.A.	Argentina
Asmarin Verwaltungs AG	Switzerland
Attain Consulting Limited	Ireland
Barnfield Swift & Keating LLP	England & Wales
Bolgey Holding S.A.	Spain
Brokerskie Centrum Ubezpieczeniowe AMA SP. Z O.O.	Poland
C.A. Prima Corretaje de Seguros	Venezuela
Claim Management Administrator, S.L.	Spain
CORRE Partnership LLP	England & Wales
Devonport Underwriting Agency Limited	England & Wales
Dream Management 1	France
Dream Management 2	France
Erimus Holdings Teesside Limited (shareholding to be reduced shortly)	England & Wales
Faber & Dumas Limited	England & Wales
Faber Global Limited	England & Wales
Freberg Environmental, Inc.	U.S.A.
Friars Street Insurance Limited	Guernsey
Friars Street Trustees Limited	England & Wales
Glencairn Bermuda Limited	Bermuda
Glencairn Group Limited	England & Wales
Glencairn Insurance Brokers LLC (Russia) (Pending liquidation)	Russia
Glencairn LLC (Russia) (pending liquidation)	Russia
Glencairn UK Holdings Limited	England & Wales
Goodhale Limited	England & Wales
Gras Savoye Willis Net Trust Insurance Brokers SA	Greece
Gras Savoye Willis S.A.	Greece
Greyfriars Insurance Company Limited	England & Wales
GS & Cie Groupe	France
Hamilton & Hamilton 1972 Limited	Ireland
Hilb Rogal & Hobbs UK Holdings Limited	England & Wales
HRH (London) Limited	England & Wales
HRH Reinsurance Brokers Limited	England & Wales
Hunt Insurance Group, LLC	U.S.A.
InsuranceNoodle, Inc.	U.S.A.

InterRisk Risiko-Management-Beratung GmbH	Germany
J.R.C. Metropolitan Trust Holdings Limited	Cyprus
Johnson Puddifoot & Last Limited	England & Wales
JWA Marine GmbH	Germany
K Evans & Associates Limited	England & Wales
Lees Preston Fairy (Holdings) Limited	England & Wales
Lime Street Insurance PCC Limited	Malta
MacLean, Oddy & Associates, Inc.	U.S.A.
Matthews Wrightson & Co Limited	England & Wales
McGuire Insurances Limited	Northern Ireland
Meridian Insurance Company Limited	Bermuda
Motheo Reinsurance Consultants (Pty) Limited	South Africa
Multi Risk Consultants (Thailand) Limited	Thailand
NIB (Holdings) Limited	England & Wales
NIB (UK) Limited	England & Wales
Oakley Holdings Limited	England & Wales
Opus Holdings Limited	England & Wales
Opus Insurance Services Limited	England & Wales
Opus London Market Limited	England & Wales
Philadelphia Benefits LLC	U.S.A.
Plan Administrativo Rontarca Salud, C.A.	Venezuela
PPH Limited	Bermuda
Premium Funding Associates, Inc.	U.S.A.
Prime Professions Limited	England & Wales
PT Willis Indonesia	Indonesia
Queenswood Properties Inc	U.S.A.
RCCM Limited	England & Wales
Richard Oliver International Limited	England & Wales
Richard Oliver Underwriting Managers Pty Limited	Australia
Risco S.A.	Argentina
Rontarca Prima Willis, C.A.	Venezuela
Rontarca-Prima Consultores C.A.	Venezuela
Ropepath Limited	England & Wales
Run-Off 1997 Limited	England & Wales
Sailgold Limited	England & Wales
Scheuer Verzekeringen B.V.	Netherlands
Sertec Servicos Tecnicos de Inspecao, Levantamentos e Avaliacoes Ltda	Brazil
Smith, Bell & Thompson, Inc.	U.S.A.
Sovereign Insurance (UK) Limited	England & Wales
Sovereign Marine & General Insurance Company Limited	England & Wales
Special Contingency Risks Limited	England & Wales
Stewart Wrightson (Regional Offices) Limited	England & Wales
Stewart Wrightson International Group Limited	England & Wales
The CORRE Partnership Holdings Limited	England & Wales
Thirdreel Limited	England & Wales
Trinity Processing Services (Australia) Pty Limited	Australia

Trinity Processing Services Limited	England & Wales
Trinity Square Insurance Limited	Gibraltar
Trustee Principles Limited	Ireland
VEAGIS Limited	England & Wales
Venture Reinsurance Company Limited	England & Wales
Venture Reinsurance Company Limited	Barbados
W.I.R.E. Limited	England & Wales
W.I.R.E. Risk Information Limited	England & Wales
WCYC (London) Limited	England & Wales
Westport Financial Services, LLC	U.S.A.
Westport HRH, LLC	U.S.A.
WFB Corretora de Seguros Ltda	Brazil
WFD Servicios S.A. de C.V.	Mexico
WFD Servicios S.A. de C.V.	Mexico
Willconsulting Srl	Italy
Willis Re S.A.	France
Willis (Bermuda) 2 Limited	Bermuda
Willis (Bermuda) Limited	Bermuda
Willis (Malaysia) Sdn Bhd	Malaysia
Willis (Singapore) Pte Limited	Singapore
Willis (Taiwan) Limited	Taiwan
Willis A/S	Denmark
Willis AB	Sweden
Willis Administradora de Beneficios Ltda	Brazil
Willis Administration (Isle of Man) Limited	Isle of Man
Willis Administrative Services Corporation	U.S.A.
Willis Affinity Corretores de Seguros Limitada	Brazil
Willis Affinity SL	Spain
Willis AG	Switzerland
Willis Agente de Seguros y Fianzas, S.A. de C.V.	Mexico
Willis Americas Administration, Inc.	U.S.A.
Willis Argentina S.A.	Argentina
Willis AS	Norway
Willis Asia Pacific Limited	England & Wales
Willis Assekuranz GmbH	Germany
Willis Australia Group Services Pty Limited	Australia
Willis Australia Holdings Limited	Australia
Willis Australia Limited	Australia
Willis B.V.	Netherlands
Willis Benefits of Pennsylvania, Inc.	U.S.A.
Willis Canada Inc.	Canada
Willis Capital Markets & Advisory (Hong Kong) Limited	Hong Kong
Willis Capital Markets & Advisory Limited	England & Wales
Willis Chile Limitada	Chile
Willis China Limited	England & Wales
Willis CIS Insurance Broker LLC	Russia

Willis Colombia Corredores de Seguros S.A.	Colombia
Willis Consulting K.K.	Japan
Willis Consulting Limited	England & Wales
Willis Consulting S.L.	Spain
Willis Consulting Services Private Limited	India
Willis Corporate Director Services Limited	England & Wales
Willis Corredores de Reaseguro Limitada	Chile
Willis Corredores de Reaseguros S.A.	Colombia
Willis Corredores de Reaseguros SA	Argentina
Willis Corredores de Reaseguros SA	Peru
Willis Corredores de Seguros SA	Peru
Willis Corretaje de Reaseguros S.A.	Venezuela
Willis Corretora de Resseguros Limitada	Brazil
Willis Corretores de Seguros Limitada	Brazil
Willis Corretores de Seguros SA	Portugal
Willis Corroon (FR) Limited	England & Wales
Willis Corroon Aerospace of Canada Limited	Canada
Willis Corroon Financial Planning Limited	England & Wales
Willis Corroon Licensing Limited	England & Wales
Willis Corroon Management (Luxembourg) S.A.	Luxembourg
Willis Corroon Nominees Limited	England & Wales
Willis Employee Benefits Limited	England & Wales
Willis Employee Benefits Pty Limited	Australia
Willis ESOP Management Limited	Jersey
Willis Europe B.V.	Netherlands
Willis Faber & Dumas Limited	England & Wales
Willis Faber (Underwriting Management) Limited	England & Wales
Willis Faber AG	Switzerland
Willis Faber Limited	England & Wales
Willis Faber UK Group Limited	England & Wales
Willis Faber Underwriting Agencies Limited	England & Wales
Willis Faber Underwriting Services Limited	England & Wales
Willis Finance Limited	England & Wales
Willis Financial Limited	England & Wales
Willis Finansradgivning I/S	Denmark
Willis Finanzkonzepte GmbH	Germany
Willis Føroyar I/S	Faroe Islands
Willis Forsikringspartner AS	Norway
Willis Forsikringsservice I/S	Denmark
Willis France Holdings SAS	France
Willis Galicia Correduria de Seguros S.A.	Spain
Willis Giaconia Life, LLC	U.S.A.
Willis Global Markets B.V.	Netherlands
Willis GmbH	Austria
Willis GmbH & Co., K.G.	Germany
Willis Group Limited	England & Wales

Willis Group Medical Trust Limited	England & Wales
Willis Group Services Limited	England & Wales
Willis Holding AB	Sweden
Willis Holding Company of Canada Inc	Canada
Willis Holding GmbH	Germany
Willis Hong Kong Limited	Hong Kong
Willis HRH Inc.	U.S.A.
Willis I/S	Denmark
Willis Iberia Correduria de Seguros y Reaseguros SA	Spain
Willis Insurance Agency I/S
Willis Insurance Brokerage of Utah, Inc.	U.S.A.
Willis Insurance Brokers (B) Sdn Bhd	Brunei
Willis Insurance Brokers Co. Ltd.	China, PRC
Willis Insurance Brokers LLC	Ukraine
Willis Insurance Services of California, Inc.	U.S.A.
Willis Insurance Services of Georgia, Inc.	U.S.A.
Willis Insurance Services S.A.	Chile
Willis International Limited	England & Wales
Willis Investment Holding (Bermuda) Limited	Bermuda
Willis Italia S.p.A	Italy
Willis Japan Holdings K.K.	Japan
Willis Japan Limited	England & Wales
Willis Japan Services K.K.	Japan
Willis Kendriki SA	Greece
Willis Kft	Hungary
Willis Korea Limited	Korea
Willis Limited	England & Wales
Willis Management (Barbados) Limited	Barbados
Willis Management (Bermuda) Limited	Bermuda
Willis Management (Cayman) Limited	Cayman Islands
Willis Management (Dublin) Limited	Eire
Willis Management (Gibraltar) Limited	Gibraltar
Willis Management (Guernsey) Limited	Guernsey
Willis Management (HK) Pty Limited	Hong Kong
Willis Management (Isle of Man) imited	Isle of Man
Willis Management (Labuan) Limited	Malaysia
Willis Management (Malta) Limited	Malta
Willis Management (Singapore) Pte Ltd	Singapore
Willis Management (Stockholm) AB	Sweden
Willis Management (Vermont) Limited	U.S.A
Willis Mexico Intermediario de Reaseguro S.A. de C.V.	Mexico
Willis Nederland B.V.	Netherlands
Willis New Zealand Limited	New Zealand
Willis North America Inc.	U.S.A.
Willis North American Holding Company	U.S.A.
Willis of Alabama, Inc.	U.S.A.

Willis of Arizona, Inc.	U.S.A.
Willis of Colorado, Inc.	U.S.A.
Willis of Connecticut, LLC	U.S.A.
Willis of Delaware, Inc.	U.S.A.
Willis of Florida, Inc.	U.S.A.
Willis of Greater Kansas, Inc.	U.S.A.
Willis of Illinois, Inc.	U.S.A.
Willis of Louisiana, Inc.	U.S.A.
Willis of Maryland, Inc.	U.S.A.
Willis of Massachusetts, Inc.	U.S.A.
Willis of Michigan, Inc.	U.S.A.
Willis of Minnesota, Inc.	U.S.A.
Willis of Mississippi, Inc.	U.S.A.
Willis of New Hampshire, Inc.	U.S.A.
Willis of New Jersey, Inc.	U.S.A.
Willis of New York, Inc.	U.S.A.
Willis of North Carolina, Inc.	U.S.A.
Willis of Northern New England, Inc.	U.S.A.
Willis of Ohio, Inc.	U.S.A.
Willis of Oklahoma, Inc.	U.S.A.
Willis of Oregon, Inc.	U.S.A.
Willis of Pennsylvania, Inc.	U.S.A.
Willis of Seattle, Inc.	U.S.A.
Willis of Tennessee, Inc.	U.S.A.
Willis of Texas, Inc.	U.S.A.
Willis of Virginia, Inc.	U.S.A.
Willis of Wisconsin, Inc.	U.S.A.
Willis of Wyoming, Inc.	U.S.A.
Willis Overseas Brokers Limited	England & Wales
Willis Overseas Investments Limited	England & Wales
Willis Overseas Limited	England & Wales
Willis OY AB	Finland
Willis Pension Trustees Limited	England & Wales
Willis Personal Lines, LLC	U.S.A.
Willis Polska S.A.	Poland
Willis Processing Services (India) Pvt. Ltd	India
Willis Processing Services, Inc.	U.S.A.
Willis Programs of Connecticut Inc.	U.S.A.
Willis Re (Pty) Limited	South Africa
Willis Re Bermuda Limited	Bermuda
Willis Re Beteiligungsgesellschaft mbH	Germany
Willis Re Canada Inc.	Canada
Willis Re GmbH & Co., K.G.	Germany
Willis Re Inc.	U.S.A.
Willis Re Japan K.K.	Japan
Willis Re Labuan Limited	Malaysia

Willis Re Nordic Reinsurance Broking (Denmark) A/S	Denmark
Willis Re Nordic Reinsurance Broking (Norway) AS	Norway
Willis Re Southern Europe S.p.A	Italy
Willis Reinsurance Australia Limited	Australia
Willis Risk Management (Ireland) Limited	Ireland
Willis Risk Management (Malaysia) Sdn. Bhd.	Malaysia
Willis Risk Services (Ireland) Ltd	Ireland
Willis Risk Services Holdings (Ireland) Limited	Ireland
Willis S & C c Correduria de Seguros y Reaseguros SA (Barcelona)	Spain
Willis Saudi Arabia Company LLC	Saudi Arabia
Willis Schadensmanagement GmbH	Germany
Willis Securities, Inc.	U.S.A.
Willis Services (Malta) Limited	Malta
Willis Services LLC	U.S.A.
Willis Services sp. z o.o.	Poland
Willis South Africa (Pty) Limited	South Africa
Willis sro	Czech Republic
Willis Structured Financial Solutions Limited	England & Wales
Willis Trustsure limited	Ireland
Willis Tryggingartaenasta Foroyar I/S	Faroe Islands
Willis UK Investments	England & Wales
Willis UK Limited	England & Wales
Willis US Holding Company, Inc.	U.S.A.
York Vale Corretora e Administradora de Seguros Limitada	Brazil